UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23309

Destra International & Event-Driven Credit Fund

(Exact name of registrant as specified in charter)

C/O Destra Capital Management LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Management LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 843-6161

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Destra International & Event-Driven Credit Fund

Annual Report
September 30, 2018

Table of Contents

Shareholder Letter (Unaudited)	3
Manager’s Commentary (Unaudited)	4
Performance and Graphical Illustration (Unaudited)	5
Schedule of Investments	6
Summary of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of the Independent Registered Public Accounting Firm	26
Additional Information (Unaudited)	27
Trustees and Officers Information (Unaudited)	28
Approval of Investment Management and Sub-Advisory Agreements (Unaudited)	31
Fund Information (Unaudited)	36

Destra International & Event-Driven Credit Fund

Shareholder Letter

Dear Shareholders,

Welcome to the Destra International & Event-Driven Credit Fund (the “Fund”)!

Destra Capital Advisors LLC (the “Adviser” or “Destra”) and our partners at BlueBay Asset Management LLP (the “Sub-Adviser” or “BlueBay”) are pleased to introduce this very new Fund to the market and to you, its Shareholders, for the first time. This newly created Fund began operations on May 9, 2018. The Fund is structured as a closed-end interval fund and is registered with the SEC under the 1940 Act. The Fund offers daily investment and pricing at NAV and will offer repurchase windows at quarterly intervals. The amount of each repurchase offered will be a minimum of 5% of the total shares outstanding at the time of repurchase.

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. The Fund pursues this objective with an investment strategy to invest at least 80% of the Fund’s total assets (including borrowings) in credit-related instruments and/or investments considered by the Fund to have the potential to provide a high level of total return. These credit and credit-related instruments include: bonds, debt securities, bank loans issued by various U.S. and foreign public or private sector entities, derivative instruments, and cash equivalents. (Please read the Fund’s Prospectus for a more detailed description of the Fund’s investment parameters, including the varied risks associated with the Fund’s unique investment orientation).

This is the first Annual Report (the “Report”) for the Fund and covers a truncated period from May 9, 2018 when the Fund was launched, through the end of the Fund’s Fiscal Year, September 30, 2018 (the “Fiscal Year” or “Reporting Period”). This Annual Report is the most detailed and complete summary of your Fund’s investment and business operations provided to you each year. We encourage you to read the report carefully.

Over the short period of time covered by the Report, the Fund returned (0.35)% from inception. While the Fund has no stated Benchmark, we have provided information on several popular industry indexes as reference for some of the markets that the Fund invests in. The Bloomberg Barclays US Aggregate Bond Index returned 0.94%, the JP Morgan EMBI Global Index was up 1.84%, the S&P/LSTA Leveraged Loan Index was up 2.10%, and the ICE BofAML Global High Yield Index was up 1.32% during the Reporting Period.

Thank you for investing in the Fund. We look forward to reporting to you again in the future.

Sincerely,

Robert A. Watson, CFP®

President,

Destra Capital Advisors LLC

Destra International & Event-Driven Credit Fund

Manager’s Commentary

September 30, 2018 (Unaudited)

Investment Environment

The Destra International & Event-Driven Credit Fund (the “Fund”) employs a strategy of investing at least 80% of its total assets in credit-related instruments and/or investments to have the potential for high total return from markets around the world with an emphasis on non-US issuers. Since the Fund is an interval fund, the team here at BlueBay can utilize the skills of our organization “end to end” in selecting investments that we believe will best achieve the Fund’s objective of total return with a meaningful emphasis on current income. The interval fund format is conducive to investing in illiquid and less liquid instruments, as well as for taking a longer-term view of particular investments that may need time to manifest the opportunities that BlueBay’s rigorous research and investment process have identified.

This report covers a relatively short time period from the inception of the Fund on May 9, 2018 through the end of the Fund’s Fiscal Year on September 30, 2018. Over this period, markets around the globe were generally positive for many broad asset classes on a dollar-denominated basis, despite the fact that the dollar itself has been quite strong. Only emerging markets showed meaningful volatility during the period. Most emerging market equity indexes were quite negative for the period, but surprisingly emerging market debt indexes were flat to slightly positive, again on a dollar-denominated basis.

The US economy was very strong during the period and continued to show momentum with GDP growth projected at 3.5% to 4%. Europe was more sanguine during the time period, with uncertainty around Brexit and Italy’s budget. China began to show signs of slowing growth, but growth nonetheless. Despite meaningful rhetoric about trade imbalances, BlueBay sees geo-political rivalry as the real driver of tensions between the US, Europe, China and other trading partners. We keep a watchful eye on this as it has impact to the markets and the companies and instruments in which the Fund invests.

Performance Discussion

For the period since inception, the Fund has returned (0.35)% at net asset value (“NAV”). The launch of the Fund, in May, coincided with a broader market sell-off in the early summer. The Fund did much better in the latter part of the reporting period, up 0.70% for the third quarter alone. The Fund has such a unique investment mandate — to search out opportunities in International Credit with a meaningful component of Event-Driven Credit trades — that there is no single, relevant benchmark for the Fund. However, we provide here the returns of the ICE BofAML Global High Yield Index, which was up 1.32% in the reporting period, as a market reference for how “leveraged financed” instruments did on a global basis. Although the Fund entered into a revolving credit agreement during the period ended September 30, 2018, the Fund had not utilized any of the available credit from the facility to date.

Portfolio Activity

During the reporting period the Fund began initial investment operations and the first capital invested in the Fund was put to work in markets around the world. The Fund is well-diversified globally with meaningful allocations to Europe (43%), North America (27%), South America (7%), Africa & the Middle East (7%) and Asia (2%). The remainder of the Fund was in cash at the end of the reporting period.

The Fund invests in both liquid and illiquid securities and investments around the world. Within the liquid portion of the portfolio the Fund has a meaningful exposure to the Services sector in Europe, where we have been finding compelling values. Also, the Fund is invested in sovereign emerging market debt, which we believe offers good long-term opportunities, but is often commodity sensitive and can be negatively affected by the price of oil. In emerging market corporate credits, the Fund is focused on Industrial sectors like steel and industrial gas. Within the event-driven allocation, the Fund is invested in Energy, Materials, and Airline Financing among others.

Viewpoint & Outlook

In our view, the environment for defaults remains relatively benign. Indeed, the US high yield default rate stands at approximately 2% while in Europe the number is closer to 1%. In the US, we don’t expect this to change too much with corporate earnings continuing on a very strong path. However, the Fund does not need a meaningful default environment for opportunities to present themselves.

Although defaults have remained low globally, we are seeing a changing dynamic in Europe in recent months. There is a notable pick up in the idiosyncratic risks at individual issuer levels and we are currently witnessing a significant increase in the magnitude of price action when an issuer or corporation experiences a negative event or problem. Spreads offer little downside protection at this point and therefore the size of the price action tends to be large when these events occur, as the market reprices the risks accordingly. This is presenting an ever-growing opportunity set, though discipline is essential in deploying capital prudently.

Destra International & Event-Driven Credit Fund

Performance and Graphical Illustration

September 30, 2018 (Unaudited)

Cumulative Total Return for the period ended September 30, 2018
Fund
Three month return	0.70%
Since Inception (5/9/18 inception date)	-0.35%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873).

Growth of an Assumed $100,000 Investment
Value as of 9/30/18
$105,000
$104,000
$103,000
$102,000
$101,000
$100,000
$99,000
$98,000
$97,000
$96,000
$95,000
Destra International & Event-Drive Credit Fund
$99,650
May-18
Jun-18
Jul-18
Aug-18
Sep-18

This graph illustrates the hypothetical investment of $100,000 in the Fund from May 9, 2018 to September 30, 2018. The Cumulative Total Return table and Growth of Assumed $100,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Summary of Portfolio Assets Allocation

The above chart provides a visual breakdown of the Fund’s major investment types that the underlying securities represent, as a percentage of the total investments held as of September 30, 2018. Please see the Schedule of Investments on the following pages for a detailed list of the Fund’s holdings. The Fund’s portfolio composition is subject to change at any time and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Destra International & Event-Driven Credit Fund

Schedule of Investments

As of September 30, 2018

Shares or Principal Amounts	Description	Value
	Bank Loans – 13.7%

	Canada – 2.5%
248,735	1011778 BC ULC, 4.49% (US LIBOR+225 basis points), 02/17/2024[1]	$249,171
380,250	Bausch Health Cos Inc., 5.10% (US LIBOR+300 basis points), 05/30/2025[1]	382,610
		631,781
	France – 1.2%
310,000	Altice France SA, 6.07% (US LIBOR+475 basis points), 01/31/2026[1]	308,228

	United States – 10.0%
100,000	Brookfield WEC Holdings, Inc., 8.83% (US LIBOR+675 basis points), 08/01/2026[1]	102,075
475,000	California Resources Corp., 6.96% (US LIBOR+475 basis points), 12/31/2022[1]	484,300
198,998	CenturyLink, Inc., 4.99% (US LIBOR+275 basis points), 01/31/2025[1]	197,850
299,223	CITGO Petroleum Corp., 5.84% (US LIBOR+350 basis points), 07/29/2021[1]	299,784
209,000	Energizer Holdings, Inc., 4.83% (US LIBOR+225 basis points), 06/21/20251 2	210,177
160,000	Enterprise Merger Sub, Inc., 6.04% (US LIBOR+375 basis points), 09/28/20251 2	159,600
500,000	Fieldwood Energy LLC, 9.33% (US LIBOR+725 basis points), 04/11/2023[1]	486,875
222,020	First Data Corp., 4.21% (US LIBOR+200 basis points), 07/10/2022[1]	222,613
143,484	Vertellus Holdings LLC, 10.96%, 10/31/2018[3]	143,341
211,470	Vistra Operations Co. LLC, 4.06% (US LIBOR+2 basis points), 12/01/2025[1]	211,961
		2,518,576

	Total Bank Loans
	(Cost $3,461,494)	3,458,585

	Corporate Bonds – 20.0%
	Austria – 0.8%
200,000	Eldorado Intl. Finance GmbH, 8.63%, 06/16/2021[4]	205,377
Shares or Principal Amounts	Description	Value
	Brazil – 0.5%
100,000	Brazilian Government International Bond, 8.25%, 01/20/2034	$117,625

	Canada – 1.8%
148,183	Baffinland Iron Mines Corp./ Baffinland Iron Mines LP, 8.75%, 07/15/2026[4]	149,294
300,000	Enbridge, Inc., 6.00%, 01/15/2077[5]	289,753
		439,047

	France – 1.6%
	Altice France SA:
200,000	7.375%, 5/1/2026[4]	200,750
200,000	8.125%, 2/1/2027[4]	206,500
		407,250

	Luxembourg – 0.6%
154,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/2024[4]	155,886

	Marshall Islands – 1.2%
300,000	Borealis Finance LLC, 7.50%, 11/16/2022[4]	297,750

	Netherlands – 1.9%
196,000	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/2025[4]	192,570
300,000	Metinvest BV, 7.75%, 04/23/2023[4]	288,811
		481,381

	United Kingdom – 0.8%
200,000	Algeco Global Finance 2 PLC, 10.00%, 08/15/2023[4]	206,000

	United States – 10.8%
87,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 7.00%, 11/01/2026[2] [4]	86,891
82,000	Bruin E&P Partners LLC, 8.88%, 08/01/2023[4]	84,563
27,000	Citgo Holding, Inc., 10.75%, 02/15/2020[4]	28,755
246,000	CSC Holdings LLC, 10.88%, 10/15/2025[4]	286,590
255,000	EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 05/01/2024[4]	211,650
191,000	Freedom Mortgage Corp., 8.25%, 04/15/2025[4]	186,225
222,000	Frontier Communications Corp., 6.25%, 09/15/2021	197,580

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Schedule of Investments (continued)

As of September 30, 2018

Shares or Principal Amounts	Description	Value
	United States (continued)
282,000	Laureate Education, Inc., 8.25%, 05/01/2025[4]	$302,679
	Momentive Performance Materials, Inc.:
235,000	3.880%, 10/24/2021	254,094
475,000	4.690%, 4/24/2022	522,500
44,000	Murray Energy Corp., 11.25%, 04/15/2021[4]	31,680
130,000	Sprint Capital Corp., 8.75%, 03/15/2032	146,575
390,000	Sprint Communications, Inc., 9.00%, 11/15/2018[4]	392,905
		2,732,687
	Total Corporate Bonds
	(Cost $4,999,223)	5,043,003

	International Bonds – 49.5%
	Brazil – 0.8%
200,000	Banco do Brasil SA, 9.00%, 06/18/2166[5]	196,840

	Cayman Islands – 0.8%
200,000	Cosan Overseas, Ltd., 8.25%, 02/05/2167	199,250

	Colombia – 0.8%
200,000	Colombia Telecomunicaciones SA ESP, 8.50%, 09/30/2066[5]	206,000

	Ecuador – 1.1%
300,000	Ecuador Government International Bond, 7.88%, 01/23/2028	270,847

	Egypt – 0.9%
200,000	Egypt Government International Bond, 4.75%, 04/16/2026	223,287

	France – 4.4%
180,000	Constantin Investissement 3 SASU, 5.38%, 04/15/2025	196,777
200,000	Electricite de France SA, 5.38%, 01/29/2167[5]	251,549
200,000	Orange SA, 5.00%, 10/01/2166[5]	256,851
100,000	Orano SA, 4.88%, 09/23/2024	119,713
300,000	Societe Generale SA, 6.75%, 04/06/2163[4] [5]	280,275
		1,105,165
Shares or Principal Amounts	Description	Value
	Germany – 1.4%
100,000	KME AG, 6.75%, 02/01/2023	$114,576
200,000	Unitymedia GmbH, 3.75%, 01/15/2027	246,058
		360,634

	Greece – 2.3%
	Hellenic Republic Government Bond:
110,000	3.900%, 1/30/2033	117,035
230,000	4.000%, 1/30/2037	233,883
230,000	4.200%, 1/30/2042	233,963
		584,881
	Ireland – 1.0%
200,000	Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/2024	262,370

	Italy – 5.5%
600,000	Intesa Sanpaolo SpA, 6.25%, 05/16/2166[5]	695,689
600,000	UniCredit SpA, 6.63%, 06/03/2166[5]	689,889
		1,385,578

	Jersey – 1.0%
200,000	AA Bond Co., Ltd., 5.50%, 07/31/2043	239,990

	Jordan – 0.8%
200,000	Jordan Government International Bond, 5.75%, 01/31/2027	190,060

	Kenya – 0.8%
200,000	Kenya Government International Bond, 7.25%, 02/28/2028	195,264

	Luxembourg – 2.1%
100,000	Amigo Luxembourg SA, 7.63%, 01/15/2024	130,380
200,000	LSF10 Wolverine Investments SCA, 5.00%, 03/15/2024	233,682
100,000	Telecom Italia Finance SA, 7.75%, 01/24/2033	160,179
		524,241

	Macedonia (The Former Yugoslav Republic of) – 1.0%
200,000	Macedonia Government International Bond, 5.63%, 07/26/2023	264,657

	Mexico – 0.9%
200,000	Mexico Government International Bond, 4.00%, 03/15/2115	214,567

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Schedule of Investments (continued)

As of September 30, 2018

Shares or Principal Amounts	Description	Value
	Netherlands – 3.0%
508,000	EA Partners II BV, 6.75%, 06/01/2021	$283,972
200,000	IPD 3 BV, 4.50%, 07/15/2022	237,933
200,000	Volkswagen International Finance NV, 3.88%, 06/14/2166[5]	223,834
		745,739

	Nigeria – 2.0%
300,000	Nigeria Government International Bond, 7.88%, 02/16/2032	308,061
200,000	United Bank for Africa PLC, 7.75%, 06/08/2022	200,970
		509,031

	Panama – 0.8%
200,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings, Ltd., 8.38%, 05/10/2020	200,750

	Portugal – 1.0%
200,000	Caixa Geral de Depositos SA, 10.75%, 06/30/2167[5]	263,356

	Spain – 3.5%
200,000	Autonomous Community of Catalonia, 4.22%, 04/26/2035	243,862
200,000	Banco Santander SA, 4.75%, 03/19/2166[5]	208,965
200,000	CaixaBank SA, 5.25%, 03/23/2166[5]	216,382
200,000	Tendam Brands SAU, 5.00%, 09/15/2024	221,225
		890,434

	Sri Lanka – 0.7%
200,000	Sri Lanka Government International Bond, 6.20%, 05/11/2027	188,470

	Sweden – 2.7%
300,000	Fastighets AB Balder, 3.00%, 03/07/2078[5]	338,607
100,000	Intrum AB, 3.13%, 07/15/2024	110,375
200,000	Verisure Midholding AB, 5.75%, 12/01/2023	236,152
		685,134

	Switzerland – 1.6%
400,000	Credit Suisse Group AG, 7.50%, 01/17/2167[5]	412,500
Shares or Principal Amounts	Description	Value
	Tunisia – 0.9%
200,000	Banque Centrale de Tunisie International Bond, 5.63%, 02/17/2024	$228,362

	United Kingdom – 6.9%
200,000	Algeco Global Finance Plc, 6.50%, 02/15/2023	245,900
200,000	Barclays PLC, 5.88%, 09/15/2164[5]	248,117
130,000	EI Group PLC, 6.00%, 10/06/2023	184,014
100,000	House of Fraser Funding PLC, 6.55%, 09/15/2020[1]	23,474
300,000	HSBC Holdings PLC, 6.50%, 09/23/2166[5]	289,875
200,000	Jerrold Finco PLC, 6.13%, 01/15/2024	263,139
200,000	Liquid Telecommunications Financing Plc, 8.50%, 07/13/2022	205,605
100,000	Miller Homes Group Holdings PLC, 5.50%, 10/15/2024	132,041
100,000	William Hill PLC, 4.88%, 09/07/2023	138,159
		1,730,324

	Virgin Islands (British) – 0.8%
200,000	Yingde Gases Investment, Ltd., 6.25%, 01/19/2023	194,051

	Total International Bonds
	(Cost $12,983,892)	12,471,782

	International Equities – 0.3%
	United Kingdom – 0.3%
120,484	EnQuest PLC[6]	64,972

	Total International Equities
	(Cost $56,824)	64,972

	Private Companies – 1.3%
	United States – 1.3%
271,302	V Global Holdings LLC, Common Shares3 6	339,128

	Total Private Companies
	(Cost $284,867)	339,128

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Schedule of Investments (continued)

As of September 30, 2018

Shares or Principal Amounts	Description	Value
	Short-Term Investments – 11.8%

	United States – 11.8%
2,984,940	BlackRock Liquidity Funds FedFund Portfolio - Institutional Class, 1.96%[7]	$2,984,940
	Total Short-Term Investments
	(Cost $2,984,940)	2,984,940

	Total Investments – 96.6%
	(Cost $24,771,240)	24,362,410
	Other Assets in Excess of Liabilities – 3.4%	848,665

	Total Net Assets – 100.0%	$25,211,075

1 Floating rate security. Rate as of September 30, 2018 is disclosed.

2 When-issued security that has not yet settled as of September 30, 2018. Rate is not in effect at September 30, 2018.

3 Fair valued, illiquid and restricted under direction of the Board of Trustees.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

5 Variable rate security. Rate as of September 30, 2018 is disclosed.

6 Non-income producing security.

7 The rate is the annualized seven-day yield as of September 30, 2018.

At September 30, 2018, the Destra International & Event-Driven Credit Fund had outstanding forward foreign exchange contracts as set forth below:

							Unrealized
Settlement	Currency	Currency	Contract Amount				Appreciation
Date	Purchased	Sold	Buy	Sell		Value	(Depreciation)	Counterparty
October 24, 2018	U.S. Dollar	Euro Currency	$6,250,995	EUR	5,375,000	$6,254,009	$(3,014)	Barclays Capital
October 24, 2018	U.S. Dollar	Euro Currency	967,256	EUR	825,000	959,918	7,338	Brown Brothers Harriman
October 24, 2018	U.S. Dollar	Euro Currency	58,531	EUR	50,000	58,177	354	Citigroup
October 24, 2018	U.S. Dollar	Pound Sterling	2,580,866	GBP	2,000,000	2,610,101	(29,235)	Citigroup
							$(24,557)

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Summary of Investments

As of September 30, 2018

	Value	% of Net Assets
Bank Loans
Chemicals	$143,341	0.6%
Electric	211,961	0.8
Electrical Components & Equipment	210,177	0.8
Healthcare-Services	159,600	0.6
Machinery-Construction & Mining	102,075	0.4
Media	308,228	1.2
Oil & Gas	1,270,959	5.1
Pharmaceuticals	382,610	1.5
Retail	249,171	1.0
Software	222,613	0.9
Telecommunications	197,850	0.8
Total Bank Loans	3,458,585	13.7

Corporate Bonds
Banks	186,225	0.7
Chemicals	776,594	3.1
Coal	31,680	0.1
Commercial Services	302,679	1.2
Forest Products & Paper	205,377	0.8
Iron/Steel	438,105	1.7
Media	693,840	2.8
Oil & Gas	411,859	1.6
Pipelines	289,752	1.2
Sovereign	117,625	0.5
Storage/Warehousing	206,000	0.8
Telecommunications	892,947	3.5
Textiles	192,570	0.8
Transportation	297,750	1.2
Total Corporate Bonds	5,043,003	20.0

International Bonds
Airlines	484,722	1.9
Auto Manufacturers	223,834	0.9
Banks	3,931,221	15.6
Chemicals	194,051	0.8
Commercial Services	714,074	2.8
Diversified Financial Services	737,576	2.9
Electric	371,262	1.5
Entertainment	138,159	0.5
Food	199,250	0.8
Healthcare-Services	196,777	0.8
Home Builders	132,041	0.5
Media	508,429	2.0
Mining	114,576	0.5
Municipal	243,862	1.0
Real Estate	338,607	1.3
Retail	428,713	1.7

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Summary of Investments (continued)

As of September 30, 2018

	Value	% of Net Assets
International Bonds (continued)
Sovereign	$2,440,094	9.7%
Storage/Warehousing	245,900	1.0
Telecommunications	828,634	3.3
Total International Bonds	12,471,782	49.5

International Equities
Oil & Gas	64,972	0.3
Total International Equities	64,972	0.3

Private Companies
Chemicals	339,128	1.3
Total Private Companies	339,128	1.3

Short-Term Investments
Money Market Fund	2,984,940	11.8
Total Short-Term Investments	2,984,940	11.8

Total Investments	24,362,410	96.6
Other Assets in Excess of Liabilities	848,665	3.4

Total Net Assets	$25,211,075	100.0%

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Statement of Assets and Liabilities

As of September 30, 2018

Assets:
Investments at fair value (cost $24,771,240)	$24,362,410
Foreign currency, at value (cost $1,032,502)	1,041,259
Unrealized appreciation on forward foreign exchange contracts	7,692
Receivables:
Interest	335,296
Due from Adviser (Note 5)	9,021
Deferred offering costs (Note 6)	93,510
Prepaid expenses	388
Total assets	25,849,576

Liabilities:
Unrealized depreciation on forward foreign exchange contracts	32,249
Payables:
Investment securities purchased	454,328
Professional fees	109,051
Custody fees	21,030
Accounting and administration fees	8,397
Transfer agent fees and expenses	6,175
Chief compliance officer fees	4,923
Chief financial officer fees	144
Accrued other expenses	2,204
Total liabilities	638,501
Net assets	$25,211,075

Net assets consist of:
Capital (unlimited shares authorized, $0.001 par value)	$25,626,941
Total distributable earnings (accumulated deficit)	(415,866)
Net assets	$25,211,075

Shares issued and outstanding	1,029,178

Net asset value, offering price and redemption proceeds per share	$24.50

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Statement of Operations

For the period ended September 30, 2018*

Investment income:
Interest (net of foreign withholding taxes of $8,761)	$466,799
Total investment income	466,799

Expenses:
Advisory fees (see Note 4)	171,863
Legal fees	115,266
Offering costs (See Note 6)	60,063
Custody fees	41,030
Accounting and administration fees	40,241
Audit fees	40,000
Organizational expenses (See Note 6)	30,959
Transfer agent fees and expenses	16,918
Trustees’ fees	15,444
Chief financial officer fees	8,739
Chief compliance officer fees	7,835
Printing expenses	3,136
Registration expenses	212
Miscellaneous expenses	12,349
Total expenses	564,055
Expenses waived and reimbursed from adviser (Note 5)	(343,089)
Net expenses	220,966
Net investment income	245,833

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(261,372)
Foreign currency transactions	(68,012)
Forward foreign exchange contracts	397,992
Swap contracts	22,439
Total net realized gain	91,047
Net change in unrealized appreciation (depreciation) on:
Investments	(408,830)
Foreign currency translations	7,582
Forward foreign exchange contracts	(24,557)
Total net change in unrealized depreciation	(425,805)
Total net realized and unrealized loss	(334,758)

Net decrease in net assets from operations	$(88,925)

*   Reflects operations for the period from May 9, 2018 (inception date) to September 30, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Statement of Changes in Net Assets

Period Ended September 30, 2018*
Change in net assets from:
Operations:
Net investment income	$245,833
Net realized gain	91,047
Net change in unrealized depreciation	(425,805)
Net decrease in net assets from operations	(88,925)

Distributions	(419,581)

Capital share transactions:
Proceeds from shares sold	25,200,000
Reinvestment of distributions	419,581
Net increase from capital share transactions	25,619,581

Net change in net assets	25,111,075

Net assets:
Beginning of period**	100,000
End of period	$25,211,075

Transactions in shares:
Shares sold	1,008,087
Reinvestment of distributions	17,091
Net increase in shares	1,025,178

*   Reflects operations for the period from May 9, 2018 (inception date) to September 30, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

** The investment adviser made the initial share purchase of $100,000 on April 20, 2018. The total initial share purchase of $100,000, included 4,000 shares which were purchased at $25.00 per share.

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Financial Highlights

Per share income and capital changes for a share outstanding throughout the period

Period Ended September 30, 2018*
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income	0.24
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.09)
Less distributions:
From net investment income	(0.41)
Total distributions	(0.41)
Net asset value, end of period	$24.50

Total return	(0.35)%[1]
Ratios and supplemental data:
Net assets, end of period (in thousands)	$25,211

Ratio of gross expenses to average net assets	5.56%[2]
Ratio of net expenses to average net assets	2.25%[2]
Ratio of net investment income to average net assets	2.50%[2]

Portfolio turnover rate	30%[1]

*  Reflects operations for the period from May 9, 2018 (inception date) to September 30, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

1  Not annualized.

2  Annualized, with the exception of non-recurring organizational costs.

See accompanying Notes to Financial Statements.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018

1. Organization

Destra International & Event-Driven Credit Fund (the “Fund”) was established as a Delaware statutory trust on November 13, 2017. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund has adopted a fundamental policy to make quarterly repurchase offers (“Repurchase Offers”) between 5% and 25% of the Fund’s outstanding Shares. The Fund’s inception date is May 9, 2018. The inception date displayed throughout this report represents the beginning performance measurement date by which the Fund’s original net asset value (“NAV”) was used for subscription placement. The Fund’s commencement of investment operations date was on the business day following the inception date.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is BlueBay Asset Management LLP (the “Sub-Adviser”), and the Fund’s sub-sub-adviser is BlueBay Asset Management USA LLC (the “Sub-Sub-Adviser,”) (the Sub-Adviser, Sub-Sub-Adviser and together with the Adviser, are referred to herein as the “Advisers”). The Sub-Adviser and Sub-Sub-Adviser are wholly-owned subsidiaries of Royal Bank of Canada (“RBC”).

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in credit related instruments and/or investments that have similar economic characteristics as credit related instruments that are considered by the Fund to have the potential to provide a high level of total return. Credit related instruments include bonds, debt securities and loans issued by various U.S. and non-U.S. public- or private-sector entities, including issuers in emerging markets, derivatives and cash equivalents. There is no limit on the credit quality, duration or maturity of any investment in the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers.

The Fund will allocate its assets between two strategies: (i) Multi-Strategy International Credit and (ii) Event-Driven Credit. The Fund’s allocation to the strategies will vary from time to time, when the Advisers deem such variances appropriate from a portfolio management standpoint. The allocation to Multi-Strategy International Credit is expected to be between 0% and 100% of Fund total assets. Due to the episodic nature of Event-Driven Credit opportunities, the Fund will have a varying degree of exposure to the strategy, but during normal market conditions such exposure will be significant and is expected to be up to 50% of Fund total assets.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates—The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

Investment Income, Expenses and Distributions—Investment transactions are recorded on a trade-date basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All shareholders bear the common expenses of the Fund and earn income including realized gains/losses from the portfolio pro rata based on the average daily net assets of the Fund. The Fund distributes net investment income, if any, quarterly and net realized gains (net of any capital loss carryovers) annually. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign interest have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment Valuations—The Adviser determines the values of the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

In certain situations, the Adviser, with input from the Sub-Adviser and Sub-Sub-Adviser, may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The Adviser expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For private company equity interests, various factors may be considered in determining fair value, including but not limited to multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a private company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the private companies, the acquisition price of such investment or industry practices in determining fair value. The Adviser may also consider the size and scope of a private company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/ or the size of the private company relative to comparable firms, as well as such other factors as the Adviser, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

Federal Income Taxes—The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of September 30, 2018.

Commitments and Contingencies—In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Swap Contracts—The Fund may engage in various swap transactions, including forward rate and interest rate agreements, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation (depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2018, the Fund had no outstanding swap contracts.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Additional information on each illiquid restricted security held by the Fund at September 30, 2018 is as follows:

Security	Acquisition Date	Acquisition Cost	Value	Percentage of Net Assets
Vertellus Holdings LLC - Bank Loan	8/10/2018	$145,234	$143,341	0.57%
V Global Holdings LLC - Common Shares	8/6/2018	284,867	339,128	1.34

Foreign Exchange Contracts—The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

3. Fair Value Measurement

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access..

•        Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

•        Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Bank Loans
Canada	$—	$631,781	$—	$631,781
France	—	308,228	—	308,228
United States	—	2,375,235	143,341	2,518,576
Corporate Bonds(1)	—	5,043,003	—	5,043,003
International Bonds(1)	—	12,471,782	—	12,471,782
International Equities	64,972	—	—	64,972
Private Companies	—	—	339,128	339,128
Short-Term Investments	2,984,940	—	—	2,984,940
Total	$3,049,912	$20,830,029	$482,469	$24,362,410

(1)   All sub-categories represent Level 2 evaluation status.

For the period ended September 30, 2018, there were no transfers into or out of Level 3.

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of September 30, 2018:

Type of Investment	Balance as of May 9, 2018 (Inception)	Purchase of Investment*	Sale of Investment	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investment	Balance as of September 30, 2018
Bank Loan
United States	$—	$145,234	$—	$—	$(1,893)	$143,341
Private Company
United States	—	284,867	—	—	54,261	339,128
Total Investments	$—	$430,101	$—	$—	$52,368	$482,469

*   Purchase of investments resulted from transfers in ownership of beneficial interests of the investments, at fair value, from investment funds affiliated with the Sub-Adviser, Sub-Sub-Adviser and RBC, subject to the oversight of the Board and the Adviser.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2018:

Type of Investment	Fair Value as of September 30, 2018	Valuation Techniques	Unobservable Inputs	Weighted Average(1)	Range of Inputs	Impact on Valuation from an Increase in Input
Bank Loan Vertellus Holdings LLC
United States	143,341	Discounted Cash Flow	Discount Rate	12.89%	12.72% – 12.99%	Decrease
Private Companies V Global Holdings LLC
United States	339,128	Discounted Cash Flow	Discount Rate	16.50%	15.50% – 17.50%	Decrease
		Guideline Public Company Market Approach	EBITDA Valuation Multiples	6.50x	6.25x – 6.75x	Increase
		Guideline Transaction Market Approach	EBITDA Valuation Multiples	7.13x	6.75x – 7.50x	Increase

Total Investments	$482,469

(1)   Unobservable inputs for discount rates and EBITDA valuation multiples were weighted equally using the high and low ranges of inputs.

4. Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.75% of the Fund’s average daily Managed Assets during such period (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Advisory Fee”, payable by the Adviser out of the Management Fee) at the rates set forth below (on an annualized basis) of the Fund’s average daily Managed Assets:

Managed Assets of the Fund	Sub-Advisory Fee
$1 to $50,000,000	1.75%
Over $50,000,000 to $100,000,000	1.225%
Over $100,000,000 to $150,000,000	1.1375%
Over $150,000,000 to $250,000,000	1.05%
In excess of $250,000,000	0.875%

The Sub-Adviser has entered into an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with the Sub-Sub-Adviser. Under the Sub-Sub-Advisory Agreement, the Sub-Sub-Adviser will receive a sub-sub-advisory fee equal to the costs incurred by the Sub-Sub-Adviser in providing advisory services to the Fund plus a margin of 10% of such costs.

5. Expense Limitation

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its Management Fee and/or pay, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 2.25% per annum of the Fund’s average daily Managed Assets (the “Expense Limitation”). In consideration of the Expense Limitation

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

Agreement, the Fund has agreed to repay the Adviser pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the recoupment of expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the recoupment may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser paid or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including investment management fees, administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (b) interest expense and other financing costs, (c) taxes, (d) shareholder service fees, if any, and (e) extraordinary expenses. As of September 30, 2018, the net due from Adviser owed to the Fund is $9,021.

The Expense Limitation Agreement will remain in effect until May 9, 2019, and will automatically continue in effect for successive twelve-month periods thereafter. Neither the Board nor the Adviser may terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 30 days’ written notice.

As of September 30, 2018, the Adviser may seek recoupment of $343,089 (which excludes organizational costs expensed in the current period) that is subject to recoupment through September 30, 2021. Organizational costs amounting to $101,826 are also subject to reimbursement by the Fund to the Adviser for a period of three years from the date on which such expenses were incurred, if so requested by the Adviser, the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.

6. Organization and Offering Costs

The Fund’s organizational costs of $30,959 which have been incurred through September 30, 2018, have been expensed as incurred but are subject to the Fund’s Expense Limitation Agreement (see Note 5). The Fund’s offering costs of $153,573 represent the total amount incurred in connection with the offering and initial registration and is being amortized on a straight-line basis over the first twelve months of the Fund’s operations which began on May 10, 2018, the Fund’s commencement of operations date. As of September 30, 2018, $93,510 of offering costs remains as an unamortized deferred asset, while $60,063 has been expensed subject to the Fund’s Expense Limitation Agreement (see Note 5).

7. Capital Stock

The Fund engages in a continuous offering of Shares of beneficial interest of the Fund under Rule 415 under the Securities Act of 1933, as amended. The Fund has registered a total of 5,040,000 million Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The Fund is offering to sell, through its distributor, Destra Capital Investments LLC (the “Distributor”) its Shares at the then-current NAV per Share. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment (waived in certain circumstances) is $100,000. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser. The minimum investment requirement may be waived in the Fund’s sole discretion. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s outstanding Shares pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the repurchase offer. If shareholders tender more than the repurchase offer amount for any given repurchase offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more shares than the Fund decides to repurchase, the Fund will repurchase the shares on a pro rata basis, subject to limited exceptions. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

During the period ended September 30, 2018, the Fund had one repurchase offer as follows:

Repurchase Offer Notice	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
September 17, 2018	5%	N/A*	N/A*

*  The repurchase request deadline was October 22, 2018. There were no shares repurchased during the period ended September 30, 2018.

8. Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the period ended September 30, 2018, were $28,114,670 and $6,048,695, respectively.

9. Revolving Credit Facility

On August 13,2018, the Fund entered into a secured, revolving line of credit facility with BNP Paribas (the “Credit Facility”). The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $500,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Credit Facility is equal to 3-month LIBOR plus 0.90%. During the period ended September 30, 2018, there were no borrowings under the Credit Facility.

10. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives for the period ended September 30, 2018, as well as the notional value outstanding as of September 30, 2018:

	Average Quarterly Notional Values	Notional Value Outstanding as of September 30, 2018
Forward foreign exchange contracts	$9,412,099	$9,857,648
Credit default swap contracts	—	—

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the table below. The values of derivative instruments as of September 30, 2018 by risk category are as follows:

	Statement of Assets and Liabilities	Statement of Operations
Financial Instrument Type/Risk Category	Amount	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Forward foreign exchange contracts:
Unrealized appreciation on forward foreign exchange contracts	$7,692	$—	$—
Unrealized depreciation on forward foreign exchange contracts	(32,249)	—	—
Net	$(24,557)	$397,992	$(24,557)
Credit risk:
Credit default swap contracts	$—	$22,439	$—

Offsetting of Assets and Liabilities—Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of September 30, 2018, no master netting arrangements exist

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

related to the Fund. The Fund’s Statement of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets	Derivative Liabilities		Collateral Pledged (Received)
Counterparty	Forward Foreign Exchange Contracts	Forward Foreign Exchange Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Foreign Currency	Net Amount
Barclays Capital	$—	$(3,014)	$(3,014)	$—	$3,014	$—
Brown Brothers Harriman	7,692	—	7,692	—	—	7,692
Citigroup	—	(29,235)	(29,235)	—	29,235	—

11. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Fund has no examination in progress during the period ended September 30, 2018. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the period ended September 30, 2018. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, unrealized foreign capital gains tax and foreign currency.

At September 30, 2018, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$24,771,240
Gross unrealized appreciation	$157,028
Gross unrealized depreciation	(565,858)
Net unrealized appreciation/(depreciation)	$(408,830)

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting.

These reclassifications have no effect on net assets or net asset value per share.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

For the period ended September 30, 2018, permanent differences in book and tax accounting resulting from non-deductible start-up costs have been reclassified as follows:

Capital	Total distributable earnings (accumulated deficit)
$(92,640)	$92,640

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$198,695
Undistributed long-term capital gains	—
Tax Accumulated earnings	198,695
Accumulated capital and other losses	(213,313)
Unrealized appreciation/(depreciation) on foreign currency translations	7,582
Unrealized appreciation/(depreciation) on investments	(408,830)
Total accumulated earnings/(deficit)	$(415,866)

The tax character of distributions paid during the period May 9, 2018 (inception date) through September 30, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$419,581
Net long term capital gains	—
Total distributions paid	$419,581
At September 30, 2018, the Fund had an accumulated capital loss carry forward as follows:
Short-term	$213,313
Long-term	—
Total	$213,313

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

12. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2018, RBC owned 99% of the Fund.

13. Officers and Trustees

Each Independent Trustee of the Fund receives an annual retainer of $9,000 and the Fund’s Chairman of the Board receives an annual retainer of $12,000. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

14. Other Service Providers

UMB Financial Services serves as the Fund’s Administrator, Accounting Agent and Transfer Agent. The Bank of New York Mellon serves as the Custodian for the Fund.

Destra International & Event-Driven Credit Fund

Notes to Financial Statements

September 30, 2018 (continued)

15. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Effective September 30, 2018, management has evaluated the impact of applying this provision and determined that the early adoption of this ASU does not have a material impact on the financial statements.

16. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the Fund’s subsequent events:

On October 22, 2018, the Fund completed a quarterly repurchase offer (See Note 7). No shares were repurchased.

On November 19, 2018, the Fund offered three additional classes of shares and redesignated its current common Shares as Class I Shares. The additional classes of shares offered are Class A Shares, Class L Shares, and Class T Shares. No Class A Shares, Class L Shares or Class T Shares have been issued to date.

Destra International & Event-Driven Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Destra International & Event-Driven Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra International & Event-Driven Credit Fund (the “Fund”) as of September 30, 2018, and the related statements of operations, changes in net assets, and the financial highlights for the period May 9, 2018 (commencement of operations) through September 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period May 9, 2018 (commencement of operations) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 29, 2018

Destra International & Event-Driven Credit Fund

Additional Information

September 30, 2018 (Unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Corporate Dividends Received Deduction—For the period ended September 30, 2018, the Fund had 0% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income—For the period ended September 30, 2018, the Fund had 0% of dividends paid from net investment income, designated as qualified dividend income.

Disclosure of Portfolio Holdings—Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Proxy Voting—The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Destra International & Event-Driven Credit Fund

Trustees and Officers Information

September 30, 2018 (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of September 30, 2018 is set forth below. The Trustees of the Fund are also trustees of two Destra-sponsored open-end funds. The address for each Trustee is c/o Destra International & Event-Driven Credit Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. As set forth in the Fund’s Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee[1]	Other Directorships held by the Trustee during the past five years
Independent Trustees

John S. Emrich, CFA Birth year: 1967	November 2017	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company).	3	Meridian Fund, Inc. (4 portfolios)

Michael S. Erickson Birth year: 1952	November 2017	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp. (a passive real estate holding company), 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC (a real estate management company), 2015 to present.	3	Meridian Fund, Inc. (4 portfolios)

Jeffery S. Murphy Birth year: 1966	November 2017	Retired (2014 to present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager), 1995 to 2014.	3	Aston Funds, 2010 to 2014

Destra International & Event-Driven Credit Fund

Trustees and Officers Information

September 30, 2018 (Unaudited) (continued)

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee[1]	Other Directorships held by the Trustee during the past five years
Interested Trustee

Nicholas Dalmaso,[2] Chairman Birth year: 1965	November 2017

General Counsel and Chief Compliance Officer of M1 Holdings LLC (an investment adviser), 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser), 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser), 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.

			3	None

1     The Fund Complex consists of the Fund, the Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, both a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

2     Mr. Dalmaso is an “Interested Person” of the Fund, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

Destra International & Event-Driven Credit Fund

Trustees and Officers Information

September 30, 2018 (Unaudited) (continued)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since November 2017	Investment Product Strategist, Destra Capital Investments LLC; Global Product & Strategic Relationship Director, Aviva Investors.
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since May 2018	Managing Partner, PINE Advisor Solutions, LLC; Director of Operations, ArrowMark Partners (2009-2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013-2018).
Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since November 2017	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP.

The address for each executive officer is c/o Destra International & Event-Driven Credit Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

Destra International & Event-Driven Credit Fund

Approval of Investment Management and Sub-Advisory Agreements

September 30, 2018 (Unaudited)

Consideration of Investment Management Agreement with Destra Capital Advisors LLC

At an in-person meeting of the Board of Trustees of the Fund (the “Board”), held on December 15, 2017 and called expressly for that purpose, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), considered the approval of the Investment Management Agreement between Destra Capital Advisors LLC (“Destra” or the “Adviser”) and the Fund. The Board received materials compiled by the Adviser in response to requests by the Board, including, among other things, a copy of the Investment Management Agreement, the Adviser’s response to a questionnaire regarding the Adviser’s profitability, management and operations, a copy of the Adviser’s Form ADV, and certifications regarding the Adviser’s compliance program. In its consideration of the Investment Management Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement. The Board considered the following factors, among others, in reaching its determination to approve the Investment Management Agreement:

(i) the nature, extent and quality of the services to be provided by the Adviser to the Fund, (ii) the qualifications of the personnel providing such services, (iii) the Adviser’s compliance policies and procedures, (iv) the Adviser’s advisory fee arrangements and the expected total expense ratio of the Fund, (v) the extent to which economies of scale are relevant to the Fund, and (vi) other benefits to be received by the Adviser from its management of the Fund.

The Board neither considered any single factor as controlling in determining whether or not to approve the Investment Management Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Adviser. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board considered the advisory fee and expected total expense ratio for the Fund, including a report of other comparable funds and information with respect to other funds managed by the Adviser. The Board concluded that the advisory fees to be paid by the Fund and the expected total expense ratio were reasonable and satisfactory in light of the services to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Investment Management Agreement. The Board considered the Fund’s advisory fees and the fees to be paid by the Adviser to the Fund’s sub-adviser and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund had no assets, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Destra International & Event-Driven Credit Fund

Approval of Investment Management and Sub-Advisory Agreements

September 30, 2018 (Unaudited) (continued)

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also considered other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator or custodian, but the Board noted that the Adviser and the Fund’s distributor are affiliated and the Adviser may derive a benefit from the distributor’s relationship with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that the investment advisory fees to be paid by the Fund to the Adviser were fair and reasonable, and the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two year term.

Consideration of Investment Sub-Advisory Agreement with BlueBay Asset Management LLP

At an in-person meeting of the Board, held on December 15, 2017 and called expressly for that purpose, the Board, including a majority of the Independent Trustees, considered the approval of the Investment Sub-Advisory Agreement among Destra, BlueBay Asset Management LLP (“BlueBay UK” or the “Sub-Adviser”) and the Fund. The Board received materials compiled by the Sub-Adviser in response to requests by the Board, including, among other things, a copy of the Investment Sub-Advisory Agreement, the Sub-Adviser’s response to a questionnaire regarding the Sub-Adviser’s profitability, management and operations, a copy of the Sub-Adviser’s Form ADV, and certifications regarding the Sub-Adviser’s compliance program. In its consideration of the Investment Sub-Advisory Agreement, the Board considered information and materials furnished by the Sub-Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Sub-Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. The Board considered the following factors, among others, in reaching its determination to approve the Investment Sub-Advisory Agreement:

(i) the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund, (ii) the qualifications of the personnel providing such services, (iii) the Sub-Adviser’s compliance policies and procedures, (iv) the Sub-Adviser’s advisory fee arrangements and the expected total expense ratio of the Fund, (v) the extent to which economies of scale are relevant to the Fund, and (vi) other benefits to be received by the Sub-Adviser from its management of the Fund.

The Board neither considered any single factor as controlling in determining whether or not to approve the Investment Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Sub-Adviser. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Sub-Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Sub-Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Sub-Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Sub-Adviser. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board considered the advisory fee rates and expected total expense ratio for the Fund, including a report of other comparable funds. The Board concluded that the sub-advisory fees to be paid by the Adviser to the Sub-Adviser and the expected total expense ratio were reasonable and satisfactory in light of the services to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management. The Board determined that, since the Fund had no assets, economies of scale were not present at this time.

Destra International & Event-Driven Credit Fund

Approval of Investment Management and Sub-Advisory Agreements

September 30, 2018 (Unaudited) (continued)

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also considered other benefits to be received by the Sub-Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Sub-Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that the sub-advisory fees to be paid by the Adviser to the Sub-Adviser were fair and reasonable, and the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Sub-Advisory Agreement for an initial two year term.

Consideration of Investment Sub-Advisory Agreement and the BlueBay Intra-Group Sub-Sub-Advisory Agreement

At an in-person meeting of the Board, held on February 12, 2018 and called expressly for that purpose, the Board, including a majority of the Independent Trustees, considered the approval of (i) the Investment Sub-Advisory Agreement among Destra, BlueBay UK and the Fund (for this section only, the “UK Sub-Advisory Agreement”) and (ii) the BlueBay Intra-Group Sub-Sub-Advisory Agreement between BlueBay UK and the BlueBay Asset Management USA LLC (“BlueBay USA” and with BlueBay UK, the “Sub-Advisers”) (the “Sub-Sub-Advisory Agreement” and together with the UK Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Board received materials compiled by the Sub-Advisers in response to requests by the Board, including, among other things, including a copy of the Sub-Advisory Agreements, each Sub-Adviser’s response to a questionnaire regarding the Sub-Advisers’ profitability, management and operations, a copy of each Sub-Adviser’s Form ADV, and certifications regarding the Sub-Advisers’ compliance programs. In its consideration of the Sub-Advisory Agreements, the Board considered information and materials furnished in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Sub-Advisers to obtain information that it believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements. The Board considered the following factors, among others, in reaching its determination to approve the Sub-Advisory Agreements:

(i) the nature, extent and quality of the services to be provided by the Sub-Advisers to the Fund, (ii) the qualifications of the personnel providing such services, (iii) the Sub-Advisers’ compliance policies and procedures, (iv) each Sub-Adviser’s advisory fee arrangements and the expected total expense ratio of the Fund, (v) the extent to which economies of scale are relevant to the Fund, and (vi) other benefits to be received by the Sub-Advisers from their management of the Fund.

The Board neither considered any single factor as controlling in determining whether or not to approve the Sub-Advisory Agreements nor are the items described herein all-encompassing of the matters considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Sub-Advisers. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Sub-Advisers, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Sub-Advisers who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Sub-Advisers’ key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Sub-Advisers’ compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Sub-Advisers. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board considered the advisory fee rates and expected total expense ratio for the Fund, including a report of other comparable funds. The Board concluded that the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, and the

Destra International & Event-Driven Credit Fund

Approval of Investment Management and Sub-Advisory Agreements

September 30, 2018 (Unaudited) (continued)

sub-sub-advisory fees to be paid by the Sub-Adviser to the Sub-Sub-Adviser and the expected total expense ratio were reasonable and satisfactory in light of the services to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management. The Board determined that, since the Fund had no assets, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also considered other benefits to be received by the Sub-Advisers from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future. The Board noted that the Sub-Advisers did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, and the sub-sub-advisory fees to be paid by the Sub-Adviser to the Sub-Sub-Adviser, were fair and reasonable, and the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreements for an initial two year term.

Consideration of Amended and Restated BlueBay Intra-Group Sub-Sub-Advisory Agreement

At an in-person meeting of the Board, held on May 17, 2018 and called expressly for that purpose, the Board, including a majority of the Independent Trustees considered the approval of the Amended and Restated BlueBay Intra-Group Sub-Sub-Advisory Agreement between BlueBay UK and BlueBay USA (the “Amended and Restated Sub-Sub-Advisory Agreement”). The Board received materials compiled by the Sub-Advisers in response to requests by the Board, including, among other things, including a copy of the Amended and Restated Sub-Sub-Advisory Agreement, the Sub-Sub-Adviser’s response to a questionnaire regarding the its profitability, management and operations, a copy of the Sub-Sub-Adviser’s Form ADV, and certifications regarding the Sub-Sub-Adviser’s compliance program. In its consideration of the Amended and Restated Sub-Sub-Advisory Agreement, the Board considered information and materials furnished in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of BlueBay UK and BlueBay USA to obtain information that it believed to be reasonably necessary to evaluate the terms of the Amended and Restated Sub-Sub-Advisory Agreement. The Board considered the following factors, among others, in reaching its determination to approve the Amended and Restated Sub-Sub-Advisory Agreement:

(i) the nature, extent and quality of the services to be provided by the Sub-Sub-Adviser to the Fund, (ii) the qualifications of the personnel providing such services, (iii) the Sub-Sub-Adviser’s compliance policies and procedures, (iv) the Sub-Sub-Adviser’s advisory fee arrangement and the expected total expense ratio of the Fund, (v) the extent to which economies of scale are relevant to the Fund, and (vi) other benefits to be received by the Sub-Sub-Adviser from its management of the Fund.

The Board neither considered any single factor as controlling in determining whether or not to approve the Amended and Restated Sub-Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Sub-Sub-Adviser. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Sub-Sub-Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Sub-Sub-Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Sub-Sub-Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Sub-Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided to the Fund was satisfactory.

Destra International & Event-Driven Credit Fund

Approval of Investment Management and Sub-Advisory Agreements

September 30, 2018 (Unaudited) (continued)

PERFORMANCE

The Board considered the investment experience of the Sub-Sub-Adviser. Because the Fund had only seven days of operations, the Board was not able to review Fund performance.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board considered the advisory fee rates and expected total expense ratio for the Fund, including a report of other comparable funds. The Board concluded that the sub-sub-advisory fees to be paid by the Sub-Adviser to the Sub-Sub-Adviser and the expected total expense ratio were reasonable and satisfactory in light of the services to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management. The Board determined that, since the Fund had only recently began operations, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

Due to the fact that operations for the Fund had only recently commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also considered other benefits to be received by the Sub-Sub-Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Sub-Sub-Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that the sub-sub-advisory fees to be paid by the Sub-Adviser to the Sub-Sub-Adviser, were fair and reasonable, and the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Amended and Restated Sub-Sub-Advisory Agreement for an initial two year term not to exceed the term of the Fund’s Investment Management Agreement and the UK Sub-Advisory Agreement.

Destra International & Event-Driven Credit Fund

Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffery S. Murphy
Nicholas Dalmaso*	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	BlueBay Asset Management LLP
London, United Kingdom
Jane Hong Shissler
	Chief Compliance Officer and Secretary	Sub-Sub-Adviser BlueBay Asset Management USA LLC
* “Interested Person” of the Fund, as		Stamford, CT
defined in the Investment Company Act
of 1940, as amended.		Distributor
Destra Capital Investments LLC
Chicago, IL

Administrator, Accounting Agent,
and Transfer Agent
UMB Fund Services Inc.
Milwaukee, WI

Custodian
Bank of New York Mellon
New York, NY

Legal Counsel
Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

• If your shares are held in a Brokerage Account, contact your respective Broker.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal year 2018 were as follows:

(a) Audit Fees for Registrant.

Fiscal period May 9, 2018 through September 30, 2018	$35,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal period May 9, 2018 through September 30, 2018	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal period May 9, 2018 through September 30, 2018	$5,000

(d) All Other Fees.

Fiscal period May 9, 2018 through September 30, 2018	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Tim Leary	Portfolio Manger	Since Inception	2017-current, Portfolio Manager 2012-2017, Head of Trading – North America (All positions at BlueBay Asset Management plc)
Blair Reid	Portfolio Manger	Since Inception	2017-current, Partner, Senior PM, Multi-Asset & Income
2016-2017, Partner, IPM, Multi-Asset & Income
2016-2016, Partner, Institutional Portfolio Manager
2013-2016, Institutional Portfolio Manager
(All positions at BlueBay Asset Management plc)
Duncan Farley	Portfolio Manager	Since Inception	2018-present, Portfolio Manager 2015-2018 Head of Event Driven Research, Global Leverage Finance 2013-2015, Credit Analyst – High Yield (BlueBay Asset Management plc and King Street)

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2018:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Tim Leary	Registered Investment Companies	2	US$163m	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	US$206m	0	$0

Blair Reid	Registered Investment Companies	2	US$50m	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Duncan Farley	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	US$68m	1	US$68m
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Destra Capital Advisors LLC (the “Adviser”), BlueBay Asset Management LLP (“BlueBay UK”) and BlueBay Asset Management USA LLC (“BlueBay USA”, and together with BlueBay UK, “BlueBay”) have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3) Compensation Structure of Portfolio Manager(s)

Portfolio manager compensation consists of three components: for employees of BlueBay, a base salary, a discretionary bonus, and a retention award plan; for partners, drawings and a discretionary profit allocation.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team's business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and a reference index, a shadow equity vehicle aligned to the performance of BlueBay and its parent company. Deferrals will vest on a cliff basis after a period of three years.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2018:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Tim Leary	$0

Blair Reid	$0

Duncan Farley	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra International & Event-Driven Credit Fund

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	December 10, 2018

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	December 10, 2018

Appendix A

Destra International & Event-Driven Credit Fund

Destra International Credit & Event-Driven Fund (the “Fund”)

Proxy Voting Policies and Procedures

I.	Statement of Principle

The Fund seeks to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

The Fund delegates the authority to vote proxies related to portfolio securities to Destra Capital Advisors LLC, as investment adviser to the Fund (the “Adviser”). For the portion of the Fund’s portfolio managed by BlueBay Asset Management LLP (the “Sub-Adviser”), retained to provide day-to-day portfolio management for the Fund’s portfolio, the Adviser in turn delegates its proxy voting authority to the Sub-Adviser responsible for that portion of the Fund’s portfolio. The Board of Directors of the Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures that will be used by the Fund when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Adviser or Sub-Adviser seeks the Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent directors of the Fund may provide consent to vote.

IV.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

The Board of Directors will review on an annual basis the proxy voting policies of the Adviser and Sub-Advisers applicable to the Fund.

The Adviser

Proxy Voting Policies and Procedures

I.	INTRODUCTION

The Investment Advisers Act of 1940, Rule 206(4)-6, governs proxy voting by investment advisers. Destra Capital Advisors LLC (“Destra”), a federally registered investment adviser, accepts and exercises proxy voting authority over client securities. Exercising proxy voting authority places a fiduciary obligation on Destra to act in the best interest of its clients. For an investment adviser to exercise proxy voting authority the adviser must have adopted written policies and procedures that are reasonably designed to ensure that proxy statements are voted in the best interest of the client, the investment adviser describes its procedures to clients and provides a copy of the procedures upon request and discloses to clients how they may obtain information on how proxy statements were voted. To ensure that this obligation is met, Destra has adopted and implemented the following policies and procedures.

II.	POLICY

Destra has selected an independent third party, Glass Lewis to perform proxy voting responsibilities on client securities. Client securities are voted in accordance with the independent third parties current proprietary pre-determined policy, thus ensuring that the votes are not the result of any conflict of interest between Destra and its clients.

The proprietary, pre-determined proxy voting policy of Glass Lewis is available at www.glasslewis.com. These guidelines offer information on how Glass Lewis votes a proxy ballot (in favor or against management) on various business topics in a host of situations.

Glass Lewis’ standard voting guidelines cover the following general areas:

•	Operational Issues
•	Board of Directors
•	Proxy Contests
•	Antitakeover Defenses and Voting Related Issues
•	Mergers and Corporate Restructurings
•	State of Incorporation
•	Capital Structure
•	Executive Director Compensation
•	Corporate Social Responsibility Issues
•	Mutual Fund Proxies

III.	DECLINE OF A THIRD PARTY TO VOTE

To the extent that the independent third party service provider seeks the investment adviser’s direction on how to vote on any particular matter or type of security, the Chief Compliance Officer and Chief Investment Officer or Fund Portfolio Manager shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the investment adviser shall seek instructions from the client on how to vote that particular item. If no conflict of interest exists, the investment adviser will instruct the third party how to vote in the matter.

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IV.	PROXY VOTING WITH REGARD TO SECURITIES ON LOAN

Typically a lending fund foregoes the right to vote proxies for securities out on loan however funds should vote proxies when there is a material event that will affect a security on loan. To the extent that certain Destra Funds participate in a security lending program, Destra seeks to recall shares to vote for events deemed “material” by the investment adviser. Destra may not vote proxy statements for securities on loan if the event is not “material”.

V.	SHARE BLOCKING COUNTRIES

Certain countries restrict the ability of a client or fund to transact in issuer shares for which a proxy vote has been cast. Because a fund needing to sell blocked shares would incur costs and the difficulty of rescinding a vote for an issuer located in a share blocking country, Destra may not vote proxy statements received for issuers located in share blocking countries, or where the settlement location, such as Euroclear, restricts the Fund from selling shares once a proxy is voted.

VI.	DESCRIPTION AND PROVISIONS OF PROXY VOTING POLICIES AND PROCEDURES TO CLIENTS

A brief description of a Fund’s proxy voting policies and procedures is contained in each Fund’s SAI. Destra will provide contact information for shareholders seeking a written copy of our policies and procedures in addition to the independent third party proxy voting service’s voting guidelines through disclosure in the Fund’s annual and semi-annual report.

VII.	DISCLOSURE OF VOTING RECORD TO CLIENTS

In accordance with SEC regulations, Destra will file, on an annual basis for each registered investment company, a Form N-PX with the SEC. Form N-PX details the proxy voting record for all securities on which Destra as adviser for Destra Funds has voted in the past calendar year. Form N- PX is available through the SEC Edgar database and is also posted on Destra’s Fund website for ease of shareholder review. Destra’s shareholder reports will disclosed were investors may access Form N-PX.

VIII.	RECORDKEEPING REQUIREMENTS

Destra will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Destra’s proxy voting policies and procedures as well as the voting guidelines of the independent third party service;
•	Destra’s proxy service will make and retain on Destra’s behalf copies of proxy statements regarding client securities. Destra has contracted with Glass Lewis to have copies of these statements available promptly upon request;

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•	Destra’s proxy service will make and retain a record of votes cast on behalf of Destra’s clients. Destra has contracted with Glass Lewis to make these voting records available promptly upon request.
•	Records of written client requests for voting information and all written responses to the client requests (written or verbal) from Destra.
•	Any other documents created by Destra that were material to making a decision or memorializing the basis of a decision on how to vote proxies on behalf of a client.

IX.	PROCEDURE

Destra will establish a feed between the Fund’s custodian and the third party voting service. Fund holdings are provided to the third party for vote monitoring and vote casting. Destra will receive a quarterly record of all votes cast for each Fund. Destra will reconcile the shares voted by the third party against fund administration records to ensure that all shares were voted except for instances noted above.

This policy pertains only to Destra Funds where proxy voting is not retained by the sub-adviser.

November 2017

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The Sub-Adviser

Proxy Voting Policies and Procedures

Introduction

This paper outlines BlueBay Asset Management LLP’s (“BlueBay”) overall policy (and procedure on corporate governance and corporate responsibility (CR) proxy voting for client securities within managed portfolios, in the Appendix). It does not set out guidelines on voting position on specific corporate governance and Corporate Responsible issues.

It should be noted that given BlueBay’s specialist focus on fixed income assets, the number of occasions in which BlueBay will be engaged in proxy voting will be limited. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This Policy is reviewed annually, and updated where necessary to reflect changes in circumstances and actual practice.

Approach

The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

•	In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients, and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.
•	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.
•	BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

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Reporting

Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

Contact details

For more information on our corporate governance and corporate responsibility proxy voting policy and procedure, please contact: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

December 2014

APPENDIX: Proxy voting procedure

Receipt and notification of proxy rights

The ProxyEdge system is used for voting and the Operations department receive notifications with regards to holdings of BlueBay funds. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights

The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will consult with the ESG Specialist for advice and guidance, especially around corporate responsibility matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Segregated mandates

The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the account opening process.

Conflicts of interest

When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay Compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented.

Reporting

For regulatory purposes, BlueBay’s Compliance department maintains a record of all past proxy voting decisions covering a minimum period of the last five years. Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

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This document is issued in the United Kingdom (UK) by BlueBay Asset Management LLP (BlueBay), which is authorised and regulated by the UK Financial Conduct Authority (FCA), registered with the US Securities and Exchange Commission, the Commodities Futures Trading Commission and is a member of the National Futures Association. In the United States by BlueBay Asset Management USA LLC which is registered with the US Securities and Exchange Commission. In Japan by BlueBay Asset Management International Limited which is registered with the Kanto Local Finance Bureau of Ministry of Finance, Japan. In Hong Kong by BlueBay Hong Kong Limited which is registered by the Securities and Futures Commission. In Australia BlueBay is exempt from the requirement to hold an Australian financial services licence under the Corporations Act in respect of financial services as it is regulated by the FCA under the laws of the UK which differ from Australian laws. In Canada, BlueBay is not registered under securities laws and is relying on the international dealer exemption under applicable provincial securities legislation, which permit BlueBay to carry out certain specified dealer activities for those Canadian residents that qualify as "a Canadian permitted client”, as such term is defined under applicable securities legislation .

All data has been sourced by BlueBay. To the best of BlueBay’s knowledge and belief this document is true and accurate at the date hereof. BlueBay makes no express or implied warranties or representations with respect to the information contained in this document and hereby expressly disclaim all warranties of accuracy, completeness or fitness for a particular purpose. The document is intended for “professional clients” and “eligible counterparties” (as defined by the FCA) only and should not be relied upon by any other category of customer. This document does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product in any jurisdiction and is for information purposes only. This document is not available for distribution in any jurisdiction where such distribution would be prohibited and is not aimed at such persons in those jurisdictions. Except where agreed explicitly in writing, BlueBay does not provide investment or other advice and nothing in this document constitutes any advice, nor should be interpreted as such. All information provided in this document is for informational purposes only and should not be deemed as a guide to investing or a recommendation to buy the securities mentioned. BlueBay closely monitors the markets and may make changes to BlueBay’s investment strategy or outlook when warranted by changing market conditions. There is no guarantee that the opinions expressed herein will be valid beyond the date of this document. No BlueBay Fund will be offered, except pursuant and subject to the offering memorandum and subscription materials (the "Offering Materials"). This document is for general information only and is not a complete description of an investment in any BlueBay Fund. If there is an inconsistency between this document and the Offering Materials for the BlueBay Fund, the provisions in the Offering Materials shall prevail. The investments discussed may fluctuate in value and investors may not get back the amount invested. You should read the Offering Materials carefully before investing in any BlueBay fund.

No part of this document may be reproduced in any manner without the prior written permission of BlueBay Asset Management LLP. Copyright 2014 © BlueBay, the investment manager, advisor and global distributor of the BlueBay Funds, is a wholly-owned subsidiary of Royal Bank of Canada and the BlueBay Funds may be considered to be related and/or connected issuers to Royal Bank of Canada and its other affiliates. ® Registered trademark of Royal Bank of Canada. RBC Global Asset Management is a trademark of Royal Bank of Canada. BlueBay Asset Management LLP, registered office 77 Grosvenor Street, London W1K 3JR, partnership registered in England and Wales number OC370085. All rights reserved.

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